INCOME TAXES	12 Months Ended
Oct. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

12. INCOME TAXES

The income tax provision (benefit) consists of the following (in thousands):

	October 31, 2021	October 31, 2020
Federal
Current	$-	$-
Deferred	141	(4,578)
State and Local
Current	-	-
Deferred	131	(1,445)
Foreign
Current	50	50
Deferred	-	-
Change in valuation allowance	(272)	(6,023)
Income tax provision (benefit)	$50	$50

The Company has U.S. federal net operating loss carryovers (“NOLs”) of approximately $314.8 million and $299.2 million at October 31, 2021 and 2020, respectively, available to offset taxable income. The Company has $56.0 million of NOLs which do not expire, the remainder of which are subject to expiration through 2038. The Company conducted an Internal Revenue Code Section 382 analysis through October 31, 2019. Based on that analysis, some NOLs incurred through October 31, 2019 are subject to limitation and will expire. Subsequent period NOLs have not been studied for the Internal Revenue Code Section 382 limitation. The Company also has New Jersey State Net Operating Loss carryovers of approximately $153.7 million and $137.6 million as of October 31, 2021 and 2020, respectively, available to offset future taxable income through 2041. Utilization of New Jersey NOLs may be similarly limited.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon future generation for taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance.

The Company evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. ASC 740 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the company has taken or expects to take in its tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between tax positions taken or expected to be taken in a tax return and the net benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits.” A liability is recognized (or amount of net operating loss carry forward or amount of tax refundable is reduced) for unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.

If applicable, interest costs related to the unrecognized tax benefits are required to be calculated and would be classified as other expense in the consolidated statement of operations. Penalties would be recognized as a component of general and administrative expenses in the consolidated statement of operations.

No interest or penalties on unpaid tax were recorded during the years ended October 31, 2021 and 2020, respectively. As of October 31, 2021, and 2020, no liability for unrecognized tax benefits was required to be reported. The Company does not expect any significant changes in its unrecognized tax benefits in the next year.

The Company files tax returns in the U.S. federal and state jurisdictions and is subject to examination by tax authorities beginning with the fiscal year ended October 31, 2018.

The Company’s deferred tax assets (liabilities) consisted of the effects of temporary differences attributable to the following (in thousands):

	Years Ended
	October 31, 2021	October 31, 2020
Deferred Tax Assets
Net operating loss carryovers	$32,971	$28,553
Stock-based compensation	4,566	10,132
Research and development credits	11,371	10,742
Capitalized R&D costs	14,536	13,822
Adoption of ASC 842 – Lease Liability	11	1,691
Other deferred tax assets	92	224
Total deferred tax assets	$63,547	$65,164
Valuation allowance	(62,573)	(62,845)
Deferred tax asset, net of valuation allowance	$974	$2,319

Deferred Tax Liabilities
Adoption of ASC 842 – ROU Asset	(11)	(1,360)
Patent cost	(943)	(917)
Other deferred tax liabilities	(20)	(42)
Total deferred tax liabilities	$(974)	$(2,319)
Net deferred tax asset (liability)	$-	$-

The expected tax (expense) benefit based on the statutory rate is reconciled with actual tax expense benefit as follows:

	Years Ended
	October 31, 2021	October 31, 2020
US Federal statutory rate	21.00%	21.00%
State income tax, net of federal benefit	(0.73)	5.48
Merger costs	(1.68)	0.00
Other permanent differences	(0.02)	(0.05)
Research and development credits	3.09	1.73
Warrant Liability	1.14	0.00
Foreign taxes	(0.28)	(0.19)
Change in valuation allowance	1.52	(22.82)
Stock option expirations	(24.32)	(5.33)
Income tax (provision) benefit	(0.28)%	(0.19)%

The “Foreign taxes” income tax expense in the consolidated statement of operations for both the years ended October 31, 2021 and 2020 pertain to a Taiwan Excise tax of $50,000 levied in connection with the GBP Revenue.